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     SUPPLEMENT DATED SEPTEMBER 8, 2003 TO PROSPECTUS DATED MAY 8, 2003

                      NOTICE REGARDING CLOSING OF FUND


Baron Growth Fund
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CLOSING  THE FUND

Baron Growth Fund is closed to new investors as of 4:00 pm NYC time, SEPTEMBER 12, 2003 to preserve the Adviser's ability to effectively manage the Fund. This closing does not affect other Baron Funds.

If you are already a shareholder of Baron Growth Fund, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o   financial  advisers  with  existing  clients  in Baron  Growth  Fund
o   clients of retirement plan providers or 529 plan providers
o   employees of the Adviser and their family members

THE FUND WILL BE CLOSED UNTIL FURTHER NOTICE. If you have any questions about whether you are able to purchase shares of Baron Growth Fund, please call 1-800-99BARON or e-mail us at info@BaronFunds.com.
                              -------------------



This information supplements the prospectus dated May 8, 2003. This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.